CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Zions Bancorporation (the "Company"), hereby certifies that the Company's Annual Report on Form 11-K (the "Report") of Zions Bancorporation Payshelter 401(k) Plan (the "Plan") for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



Dated:   June 27, 2003                   /s/ Harris H. Simmons
                                         ---------------------------------------
                                         Name:    Harris H. Simmons
                                         Title:   Chairman, Presdient and
                                                  Chief Executive Officer


     The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.